UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 8, 2008

MORLEX, INC.
(Exact name of registrant as specified in its charter)

Colorado	000-30144	84-1028977
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
420 Lexington Avenue, Suite 450, New York, New York		10170
(Address of principal executive offices)		(Zip Code)

(212) 581-5150
(Registrant’s telephone number, including area code)

 N/A
(Former Address If Changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTES

The terms “the Company,” “we,” “us,” and “our” refer to Morlex, Inc., a Colorado corporation, unless otherwise stated or the context clearly indicates otherwise.

This Amendment No. 1 to Form 8-K amends the Company’s report on Form 8-K filed with the Securities and Exchange Commission (the “Commission”) on October 20, 2008 (the “Form 8-K”) to report the Company’s appointment of Curtis H. Staker as the Company’s Chief Executive Officer pursuant to an Employment, Confidentiality, Non-Competition, Non-Solicitation and Inventions Agreement (the “Staker Employment Agreement”). The purpose of this Amendment No. 1 to Form 8-K is to correct a typographical error regarding Mr. Staker’s annual base salary contained in Item 5.02 of the Form 8-K. In addition, this Amendment No. 1 amends the Form 8-K to provide that the press release attached as Exhibit 99.1 to the Form 8-K may be deemed to be soliciting material under Rule 14a-12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). With the exception of such revisions, no other changes have been made to the Form 8-K.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Chief Executive Officer

Under the Staker Employment Agreement, Mr. Staker’s annual base salary is $350,000, subject to annual review by the Company’s Board of Directors. A copy of the Staker Employment Agreement is attached to the Form 8-K as Exhibit 10.1.

Item 8.01	Other Events.

On October 20, 2008, the Company issued a press release announcing the appointment of Mr. Staker as the Company’s Chief Executive Officer. A copy of the Company’s press release is attached to the Form 8-K as Exhibit 99.1. The press release noted that “Morlex is in the process of changing its name and symbol to Superfly Advertising, Inc. and recently filed a proxy to accomplish the name change and other items.”

On October 15, 2008, the Company filed with the Commission a preliminary proxy statement for the solicitation of proxies by the Company’s Board of Directors in connection with a special meeting of the Company’s shareholders to be held at the Company’s offices, located at 420 Lexington Avenue, Suite 450, New York, New York, on Monday, November 10, 2008, at 11:00 a.m., local time (the “Special Meeting”). In connection with the Special Meeting, the Company will file a definitive proxy statement with the Commission. Prior to the Special Meeting, the Company will furnish a definitive proxy statement to its shareholders entitled to vote at the Special Meeting, together with a proxy card. BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S SHAREHOLDERS ARE ADVISED TO CAREFULLY READ THE COMPANY’S DEFINITIVE PROXY STATEMENT AS IT CONTAINS IMPORTANT INFORMATION. The Company’s shareholders may obtain, without charge, a copy of the definitive proxy statement and other documents filed with the Commission from the Commission’s website at www.sec.gov. The Company’s shareholders may also request copies free of charge, by written request directed to Morlex, Inc., Attention: Investor Relations, 420 Lexington Avenue, Suite 450, New York, New York 10170 or fax number (212) 355-1297, or by telephonic request at (212) 581-5150.

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s shareholders in connection with the Special Meeting. Information regarding the names, affiliations and interests of individuals who are participants in the solicitation of proxies of the Company’s shareholders will be available in the definitive proxy statement to be filed with the Commission and furnished to the Company’s shareholders.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Except for historical information, this report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (“Securities Act”), and Section 21E of the Exchange Act. Such forward-looking statements involve risks and uncertainties, including, among other things, statements regarding our business strategy, future revenues and anticipated costs and expenses. Such forward-looking statements include, among others, those statements including the words “expects,” “anticipates,” “intends,” “believes” and similar language. Our actual results may differ significantly from those projected in the forward-looking statements. Factors that might cause or contribute to such differences include, but are not limited to those discussed in the section entitled “Risk Factors” in our Current Report on Form 8-K filed with the Commission on February 14, 2008. We undertake no obligation to publicly update the forward-looking statements or reflect events or circumstances after the date of this Current Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORLEX, INC.

Dated: October 22, 2008	By:	/s/ Curtis H. Staker
Name: Curtis H. Staker
Title: Chief Executive Officer